UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 10, 2017 (July 4, 2017)

CHEMBIO DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant's Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On July 4, 2017, Gail S. Page became a member of the Board of Directors (the "Board") of  Chembio Diagnostics, Inc. (the "Company").

There were no arrangements or understandings between Ms. Page and any other persons, pursuant to which Ms. Page was selected as a director.

Ms. Page will be compensated in accordance with the Company's previously disclosed compensation arrangement for non-employee directors, which will be applied specifically to the timing of her situation as follows:

•
She will be paid a $25,000 annual fee (the "Annual Fee") in semi-annual payments, beginning on July 4, 2017 and continuing on each subsequent January 1 and July 1 on which she is still serving as a director.

•	She will receive a $1,000 fee for each Board meeting attended in person and a $500 for each telephonic Board meeting attended.
•	She will receive a $500 fee for attendance at each meeting attended of each Board committee of which she is a member. Committee memberships have not been determined for Ms. Page at this time.
•
On July 4, 2017 (the date on which she became a director), she received stock options to acquire, subject to vesting, 46,875 shares of the Company's common stock, with an exercise price equal to the market price on July 4, 2017. (Because July 4 is a holiday, this would be the market price on July 3, 2017.)  Stock options to acquire 9,375 shares became exercisable on July 4, 2017, and stock options to acquire an additional 9,375 shares become exercisable on July 1 of each of the following four succeeding years if and to the extent she is still a director on such vesting date.

Ms. Page was elected by the Board to serve until the next meeting of the Company's stockholders at which directors will be elected by the shareholders, and will be eligible for nomination and election at that time.

ITEM 7.01. REGULATION FD DISCLOSURE.

On July 5, 2017, the Company issued a press release entitled "Chembio's DPP® Zika System Including the DPP® Micro Reader Approved by Brazil's Health Regulatory Agency".  A copy of the press release is furnished herewith as Exhibit 99.1.

On July 6, 2017, the Company issued a press release entitled "Gail S. Page Joins Chembio Diagnostics Board of Directors".  A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01 of this Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

99.1	Press Release entitled "Chembio's DPP® Zika System Including the DPP® Micro Reader Approved by Brazil's Health Regulatory Agency", dated July 5, 2017.
99.2	Press Release entitled "Gail S. Page Joins Chembio Diagnostics Board of Directors", dated July 6, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 10, 2017              Chembio Diagnostics, Inc.

By:    /s/Richard J. Larkin
Richard J. Larkin
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release entitled " Chembio's DPP® Zika System Including the DPP® Micro Reader Approved by Brazil's Health Regulatory Agency", dated July 5, 2017.
99.2	Press Release entitled " Gail S. Page Joins Chembio Diagnostics Board of Directors", dated July 6, 2017.